Exhibit 10.5

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (this "Agreement") is made as of February 28, 2007, by and among Sibling Theatricals, Inc., a Delaware corporation (a wholly owned subsidiary of Sibling Entertainment Group, Inc., a New York corporation) ("Buyer"), Dick Foster Productions, Inc., a Nevada corporation (the "Company") and, Dick Foster, an individual resident in Nevada ("DF") and Lynne Foster, an individual resident in Nevada ("LF") collectively, DF and LF are sometimes herein referred to as the "Sellers," and the Law firm of John Doechung Lee, Chtd., a Nevada Professional corporation, and Anslow & Jaclin, LLP (each individually as the "Escrow Agent").

      WHEREAS, Sellers desire to sell, and Buyer desires to purchase 10,000 Shares from each of the Sellers, or an aggregate of twenty thousand (20,000) Shares (the "Shares"), representing eighty (80%) percent of the Shares, for the consideration and on the terms set forth in the Stock Purchase and Shareholders' Agreement ("Purchase Agreement") executed among the parties on the date hereof;

      WHEREAS, the Seller has deposited the Shares and medallion guaranteed stock powers for the Shares, to be held in escrow by the Escrow Agent to be distributed in accordance with the terms of this Agreement;

      NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I
                                 TERMS OF ESCROW

      1.1 The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Shares subject to this Agreement.

      1.2 Upon confirmation by the Sellers of receipt of the Second Installment (as defined in the Purchase Agreement), the Shares shall be transferred to the Buyer's counsel, Anslow & Jaclin, LLP, who shall then serve as the Escrow Agent and be subject to the terms and provisions herein in such capacity.

      1.3 Upon confirmation by the Sellers of receipt of the Third Installment (as defined in the Purchase Agreement), the Shares shall be released by the Escrow Agent to the Buyers.

      1.4 In the Event that any of the Installment Payments (as defined in the Purchase Agreement) are not made to the Sellers in accordance with Section 2.2 of the Purchase Agreement, the Shares shall be released to the Sellers in accordance with Section 11.17 of the Purchase Agreement, and the Escrow Agent shall be discharged of all of its obligations under this Agreement and shall have no liability to any other party to this Agreement.

      1.5 The Escrow Agent shall not incur any liability whatsoever for acting upon any notice, direction, waiver, receipt, consent, certificate, authorization, power of attorney or other paper or document purporting and believed by the Escrow Agent to be genuine and to be signed and presented by the proper person or persons.

      1.6 The parties acknowledge that, although the Escrow Agent is holding the Shares, Escrow Agent is acting solely as a stakeholder at their request and for their convenience and that Escrow Agent shall not be liable to either party for any act or omission on its part unless taken or suffered in bad faith or in willful disregard of this contract or involving gross negligence on the part of Escrow Agent.

                                   ARTICLE II
                                 MISCELLANEOUS

      2.1 No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

      2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, at the addresses provided by the parties from time to time.

      2.3 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

      2.4 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by their respective agents duly authorized in writing or as otherwise expressly permitted herein.

      2.5 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

      2.6 The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any


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

jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

      2.7 The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Buyer, Seller and the Escrow Agent.

      2.8 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, excepting only its own willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law (other than Escrow Agent itself) shall be conclusive evidence of such good faith.

      2.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder or hereunder.

      2.11 The Escrow Agent shall be entitled to employ such legal counsel, and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore. The Escrow Agent has acted as legal counsel for the Sellers, and may continue to act as legal counsel for the Sellers from time to time, notwithstanding its duties as the Escrow Agent hereunder. Each Buyer consents to the Escrow Agent in such capacity as legal counsel for the Sellers and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. Buyer understands and acknowledges that the Escrow Agent and the Sellers are relying explicitly on the foregoing provision in entering into this Escrow Agreement.


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

      2.12 The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to all parties to this Agreement. In the event of any such resignation, Buyers shall appoint a successor Escrow Agent.

      2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (i) to retain in the Escrow Agent's possession without liability to anyone all or any part of the Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment of a board of arbitration or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, or (ii) to deliver the Shares and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City and State of New York in accordance with the applicable procedure therefore.

      2.15 The parties agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses (including reasonable attorneys' fees) in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby, other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, nonappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

      2.17 Time is of the essence of this Agreement.


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

      IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of this 28th day of February, 2007.

ESCROW AGENT:

THE LAW FIRM OF JOHN DOECHUNG LEE, CHTD.

By:      /s/ John D. Lee
    -------------------------------------


ANSLOW & JACLIN, LLP

By:     /s/ Kristina Trauger
    -------------------------------------


SELLERS:

   /s/ Dick Foster                                   /s/ Lynne Foster
-----------------------------------------           ----------------------------
             Dick Foster                                    Lynne Foster


BUYER:

Sibling Theatricals, Inc.


By: /s/ Mitchell Maxwell
   -------------------------------------
Name:  Mitchell Maxwell
Title: President


THE COMPANY:

Dick Foster Productions, Inc.


By:  /s/ Dick Foster
   -------------------------------------
Name:  Dick Foster
Title: President


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